SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) . . . . . . . . April 30, 1999



                        FIELDPOINT PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)




         0-9435                                          84-0811034
(Commission File Number)                    (IRS Employer Identification Number)



1703 Edelweiss Drive                                       78613
Cedar Park, Texas                                        (Zip Code)
(Address of principal executive offices)



        Registrant's telephone number, including area code (512) 250-8692

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         FieldPoint Petroleum Corporation (The Company) consummated the purchase of a 15.25% working interest, in the Butler lease and a 15.50% working interest in the Diamond lease, as well as a 25% working interest in the Nan and McDonald leases and certain working interest in the Boyle properties from Pontotoc Production,Inc. Each lease currently has one or more producing oil and gas well. The Company paid $484,600 cash consideration for the lease rights and related equipment.

         Closing of the acquisition took place on April 30, 1999, with the effective date being April 30, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements - to be filed by amendment to this 8-K.

(b)      Exhibits

         A. Letter agreement between Pontotoc Production and FieldPoint
            Petroleum

99.2     Press Release dated May 5, 1999




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FieldPoint Petroleum Corporation
                                           (Registrant)

                                           By: /s/ Ray D. Reaves
                                               -------------------------
                                                 Ray D. Reaves, President

Dated: May 14, 1999

EXHIBIT A
---------

January 8, 1999


         This agreement is by and between Pontotoc Production, Inc. (herein referred to as Pontotoc), whose address is 808 E. Main St., Ada, OK 74820 and FieldPoint Petroleum Corporation (herein referred to as FieldPoint), whose address is 1703 Edelweiss Dr., Cedar Park, TX 78613. The purpose of this agreement is to spell out the terms and conditions of acquiring certain oil and gas properties.

         Whereas Pontotoc is the owner of the certain oil and gas properties and FieldPoint wishes to buy interest in said properties.

                               Terms Of Agreement

         On or before December 29, 1998, FieldPoint will deliver to Pontotoc a check in the amount of $220,000 of which $180,000 will buy 9.75 percent working interest in the Butler Lease and 9.50 percent working interest in the Diamond Lease. The remaining $40,000 will be non-refundable earnest money giving FieldPoint until April 30, 1999 to deliver $484,600 to Pontotoc paying for the following interest:

1.    Butler - NE/4 NE/4  Sec. 30-5N-8E
               Pontotoc County, OK
      Working Interest to be conveyed 15.25 percent
      Amount due by April 30, 1999 - $183,000

2.    Nan - NW/4 NE/4 Sec. 30-5N-8E
               Pontotoc County, OK
      Working Interest being conveyed 25 percent
      Amount due by April 30, 1999 - $20,000

3.    McDonald  - SE/4  SE/4  and E/2  SW/4  SE/4  Sec.  19-5N-8E
               Pontotoc County, OK
      Working Interest being conveyed 25 percent
      Amount due by April 30, 1999 - $27,000

4.    Diamond - SE/4 Sec. 30-5N-8E
               Pontotoc County, OK
      Working Interest being conveyed 15.50 percent
      Amount due by April 30, 1999 - $102,300

5.    Boyle Acquisition - 50 properties with various interest
      Working Interest being conveyed 25 percent of the total interest Pontotoc acquired in the acquisition. Amount due by April 30, 1999 - $192,300

         If FieldPoint fails to deliver the total amount by April 30, 1999, the following shall be applicable:

a. The $20,000 earnest money shall be forfeited pro-rata to the total amount tendered (ex. $250,000 tendered/48.5 percent of earnest money will be forfeited, the remaining will be applied).

b. In the event FieldPoint tenders less than the total amount, FieldPoint may elect to buy a portion of each of the above described properties.

         Additionally, on or before June 30, 1999, FieldPoint will pay to Pontotoc $428,450 for interest in the following properties:

1.    Mt. Gilcrease Unit - Parts of Sec. 25, 26, 35 and 36-5N-7E
               Pontotoc County, OK
      Working Interest being conveyed 25 percent
      Amount due by June 30, 1999 - $190,875

2.    Gladys Petty John/Petty John - SW/4 SW/4 & SE/4  SW/4 & E/2  SW/4  SW/4
                                     Sec. 1-1N-7E, Pontotoc County, OK
      Working Interest being conveyed 25 percent
      Amount due by June 30, 1999 - $46,575

3.    Britt - SW/4 Less SW/4 NW/4 SW/4 Sec. 20-4N-7E
              Pontotoc County, OK
      Working Interest being conveyed 25 percent
      Amount due by June 30, 1999 - $44,000

4.    Leiber - SE/4 NW/4 Sec. 18-17N-12E
               Creek County, OK
      Working Interest being conveyed 25 percent
      Amount due by June 30, 1999 - $100,000

5.    Provence/Provence A - N/2 NW/4 & NW/4  NW/4 Sec. 2-1N-7E
                             Pontotoc County, OK
      Working Interest being conveyed 25 percent
      Amount due by June 30, 1999 - $47,000

         If FieldPoint fails to deliver the total amount due by June 30, 1999, the following shall be applicable:

a. The $20,000 earnest money shall be forfeited pro-rata (ex. $250,000 tendered/42 percent of the earnest money will be forfeited, the remaining will be applied).

b. In the event FieldPoint tenders less than the total amount, FieldPoint may elect to buy a portion of each of the above described properties.

         The effective date of the conveyance of the properties will be the day of closing. The parties agree that a standard form operating agreements will be signed on a property by property basis. Pontotoc will make the necessary assignments to convey the proper interest in each property. The parties agree that all proceeds from the sale of oil and gas each month shall go to Pontotoc. Pontotoc will deduct the actual expenses and forward FieldPoint their pro-rata share of the net interest on the properties.

         If this agreement becomes part of any legal action, the parties agree that the prevailing party will be entitled to recover its legal fees and costs.

         Signatures below is evidence of agreement to the above by both parties.


By: /s/ Ray Reaves                             By: /s/ Robby Robson
    ---------------------------                    ----------------------------
        Ray Reaves, President                          Robby Robson, President
        FieldPoint Petroleum Corporation               Pontotoc Production, Inc.

Exhibit 99.2


Wednesday May 5, 9:15 a.m. Eastern Time

Company Press Release

FieldPoint Petroleum Acquires Oil and Gas Assets

AUSTIN, TX May 5/PR Newswire/  --FieldPoint  Petroleum Corporation (OTC Bulletin
Board: FPPC- the "Company") announced today that it has delivered $484,600 to Pontotoc Production to purchase additional interest in the Butler and Diamond leases, this brings its total working interest to 25% in each lease as well as purchasing 25% working interest in the Nan and McDonald leases and FieldPoint purchased working interest in Pontotoc's Boyle properties. This transaction is in line with the January 8, 1999 Purchase Sale Agreement between the Company and Pontotoc Production, Inc.

The agreement calls for the Company to deliver another $428,450 to purchase 25% working interest in 5 additional leases, including the Mt. Gilcrease unit. This will bring the total purchase price to $1,133,050 including the $220,000 already paid.

Ray D. Reaves, FieldPoint Petroleum's President and CEO commented, "the purchase of these producing oil and gas properties and related assets from Pontotoc will give us a very strong mid-continent production base. We believe that there exists the potential to develop additional reserves and increase production on these properties. This acquisition will add 1.94 billion cubic feet of gas and 443,986 barrels of oil to the Company's reserves.

This release contains certain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on assumptions that the Company believes are reasonable, but which are subject to a wide range of uncertainties and business risks. Factors that could cause actual results to differ from those anticipated are discussed in the Company's periodic filings with the Securities and Exchange Commission, www.sec.gov, including its Annual Report on Form 10-KSB for the year ended December 31, 1998.

Contact:

FieldPoint Petroleum
Ray Reaves, (512) 250-8692.
www.fppcorp.com